                       COLUMBIA MID CAP GROWTH FUND, INC.
                                  (THE "FUND")
                         SUPPLEMENT TO THE CLASS R SHARE
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 23, 2006
                (REPLACING THE SUPPLEMENT DATED FEBRUARY 3, 2006)

1. Under the section "INVESTMENTS HELD AND INVESTMENT PRACTICES USED BY THE FUNDS - CHART OF SECURITIES AND INVESTMENT PRACTICES" the chart is revised in its entirety as follows:

                  Chart of Securities and Investment Practices

                                                                                        CMCG
                                                                                        ----
Investment Grade Securities (Baa or higher by Moody's, BBB or higher by S&P or believed by the Advisor to be equivalent), other than U.S. Government
   obligations and municipal securities                                                   *
Non-Investment Grade Securities                                                          NA
Domestic Bank Obligations                                                                 *
U.S. Government Securities                                                                *
Mortgage-Backed Securities                                                               NA
CMOs                                                                                     NA
Asset-Backed Securities                                                                  NA
Floating or Variable Rate                                                                NA
Loan Transactions                                                                         X
Options & Financial Futures                                                               O
Foreign Equities(1)
Developed Markets                                                                        20%,O
Emerging Markets(2)                                                                       X
ADRs, GDRs and NASDAQ-listed
foreign securities(1)                                                                    20%,O
Currency Contracts
   Hedging                                                                                O
   Speculation                                                                            X
   Spot Basis                                                                             O
Repurchase Agreements                                                                     *
Illiquid (exclude 144A securities from definition of illiquid with board supervision)    15%,O
Convertible Securities/Warrants                                                           +
Small Companies                                                                           +
Dollar Roll Transactions                                                                 NA
Swap Agreements                                                                          NA
When-Issued Securities                                                                    O
Foreign Fixed Income Securities                                                          NA
   (including Foreign Bank Obligations)
Zero Coupon/Pay in Kind                                                                  NA
Real Estate (excluding REITs)                                                             X

+    Permitted - Part of principal investment strategy

X    Not permitted either as a non-fundamental or fundamental policy

O    Permitted - Not a principal investment strategy

*    Temporary Investment or cash management purposes

% Percentage of net assets (unless "total assets" specified) that Fund may invest

NA   Not part of investment strategy

(1) Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.

(2) ADRs, GDRs and NASDAQ-listed securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

2. Under the section "INVESTMENT RESTRICTIONS" the non-fundamental investment restrictions section for the Fund is revised in its entirety as follows:

     The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given (60 days notice in the case of non-fundamental restriction #2) to shareholders of the Fund.

     The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     2. Invest less than 80% of its assets in the stocks of mid-cap companies (those stocks with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Mid Cap Index), except when the Fund is taking a temporary defensive position due to a determination by the Fund's Advisor that adverse market conditions make it desirable to suspend temporarily the Fund's normal investment activities.

     3.   Invest more than 20% of its total assets in foreign securities.

3. The following language is added to the chart following the heading "OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS" in the section "MANAGEMENT - PORTFOLIO MANAGERS":

                         OTHER SEC-REGISTERED
                        OPEN-END AND CLOSED-END        OTHER POOLED
                                 FUNDS              INVESTMENT VEHICLES          OTHER ACCOUNTS
                       ------------------------   ----------------------   ------------------------
                       Number of                  Number of                Number of
  PORTFOLIO MANAGER     accounts      Assets       accounts     Assets      accounts      Assets
  -----------------    ---------   ------------   ---------   ----------   ---------   ------------
Wayne M. Collette*         9       $533 million       1       $8 million       23      $465 million
J. Michael Kosicki*        7       $318 million       1       $8 million       27      $465 million
George J. Myers*           7       $318 million       1       $8 million       26      $465 million
Theodore R. Wendell*       9       $533 million       1       $8 million       29      $465 million

4. The following language is added to the chart following the heading "OWNERSHIP OF SECURITIES" in the section "MANAGEMENT - PORTFOLIO MANAGERS":

                       DOLLAR RANGE OF EQUITY SECURITIES IN THE
  PORTFOLIO MANAGER             FUND BENEFICIALLY OWNED
  -----------------    ----------------------------------------
Wayne M. Collette*                       None
J. Michael Kosicki*                      None
George J. Myers*                         None
Theodore R. Wendell*                     None

5. The following language is added to the chart following the heading "COMPENSATION" in the section "MANAGEMENT - PORTFOLIO MANAGERS":

 PORTFOLIO MANAGER      PERFORMANCE BENCHMARK               PEER GROUP
 -----------------      ---------------------               ----------
Wayne M. Collette     Russell Midcap Growth Tr   Morningstar Mid Growth Category
J. Michael Kosicki    Russell Midcap Growth Tr   Morningstar Mid Growth Category
George J. Myers       Russell Midcap Growth Tr   Morningstar Mid Growth Category
Theodore R. Wendell   Russell Midcap Growth Tr   Morningstar Mid Growth Category

*    Information provided as of December 31, 2005.

ILT-39/106564-0206                                             February 17, 2006